UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 4, 2015

AMBIENT WATER CORPORATION.

(Exact Name of registrant as specified in its Charter)

Nevada	333-141927	20-4047619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7721 E. Trent Ave. Spokane Valley, WA	99212
(Address of principal executive offices)	(Zip Code)

(509) 474-9451

(Registrant’s telephone number, including area code)

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01

Regulation FD Disclosure

On June 4, 2015, Ambient Water Corporation issued a press release announcing that the Company had entered into an Exclusive License Agreement with Pacific Air Well, Inc., a California corporation.

A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by this reference.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as will be expressly set forth by specific reference in such a filing.  The information set forth in this Item 7.01 will not be deemed an admission of materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01

Other Events

On May 28, 2015, the Company granted an Exclusive License Agreement to Pacific Air Well, Inc., a California corporation.  We entered into this agreement in the ordinary course of our business with a view toward promoting sales of our Commercial Ambient Water 400 units in the State of California.  The license is limited to the geographic boundaries of the State of California.

The agreement provides an opportunity for Pacific Air Well, Inc., a startup enterprise, to sell the commercial units in California.   The agreement requires Pacific to sell at least $1,000,000 of products or alternatively pay Ambient no less than $200,000 in product sales royalties during the first year of the contract.  During year one, Pacific Air Well will be required to pay royalty fees amounting to Twenty (20%) of total product sales which is the equivalent of no less than $200,000.   If Pacific Air's sales amount to less than $250,000 per quarter in the first year, it will be required to pay at least $50,000 in quarterly royalties.

Beginning of the second year, in order to extend the license agreement, Pacific Air Well will be required to pay Ambient a license fee of $2,000,000 over four quarters.   During Year two, the product royalties will increase to Twenty-five (25%) of product sales. If Pacific fails to pay Ambient the $200,000 in royalties during year one or the $2,000,000 during year two, the exclusive license agreement will be terminated.

If Pacific complies with the requirements during the first two years, the exclusive license agreement will run the terms of the underlying intellectual property patents supporting the license agreement.

Item 9.01

Financial Statements and Exhibits

(c) Index to Exhibits.

Exhibit Number

Description

99

Press Release dated June 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2015

Ambient Water Corporation

/s/ Jeff Stockdale

______________________________

By:  Jeff Stockdale

Title:  President and COO